DEBENTURE AND WARRANT PURCHASE AGREEMENT

                                     BETWEEN

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

                                       AND

                              ROSEWORTH GROUP, LTD.

     DEBENTURE AND WARRANT PURCHASE AGREEMENT dated as of October 29, 1999 (the "Agreement"), between Roseworth Group, Ltd. (the "Investor") and Brilliant Digital Entertainment, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, and the Investor shall purchase, (i) one or more Convertible Debentures (as defined) in the aggregate principal balance of $1,500,000 and (ii) Warrants (as defined) to purchase up to 50,000 shares of the Company's Common Stock at an exercise price of $5.50 per share; and

     WHEREAS, such investment will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") of the United States Securities Act of 1933, as amended (the "Securities Act"), and Regulation D ("Regulation D") and the other rules and regulations promulgated under the Securities Act and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the investment to be made hereunder.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

Section 1.1. "CAPITAL SHARES" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

Section 1.2. "CAPITAL SHARES EQUIVALENTS" shall mean any securities, rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

Section 1.3. "CLOSING" shall mean each closing of the purchase and sale of a Convertible Debenture pursuant to Section 2.1.

Section 1.4. "CLOSING DATE" shall mean the date on which all conditions to the Closing have been satisfied (as defined in Section 2.1(a) hereto) and the Closing shall have occurred.

Section 1.5. "COMMON STOCK" shall mean the Company's common stock, par value $.001 per share.

Section 1.6. "CONVERSION SHARES" shall mean the shares of Common Stock issuable upon conversion of the Convertible Debenture.

Section 1.7. "CONVERTIBLE DEBENTURE" shall mean one or more convertible debentures in the aggregate principal amount of $1,500,000, each in the form of Exhibit A hereto, to be issued to the Investor pursuant to this Agreement.

Section 1.8. "DAMAGES" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

Section 1.9. "EFFECTIVE DATE" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in the Registration Rights Agreement.

Section 1.10. "ESCROW AGENT" shall have the meaning set forth in the Escrow Agreement.

Section 1.11. "ESCROW AGREEMENT" shall mean the Escrow Agreement in substantially the form of Exhibit C hereto executed and delivered contemporaneously with this Agreement.

Section 1.12. "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.13. "FIRST CLOSING" shall mean the date upon which (a) the Investor delivers to the Escrow Agent immediately available funds in the amount of $1,000,000, (b) the Company delivers to the Escrow Agent the Warrants and a Convertible Debenture in the principal amount of $1,000,000, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement, and (c) the conditions as more fully described in Sections 2.1(b)(i), (iii)- (ix) of this Agreement and the Escrow Agreement are met.

Section 1.14. "INVESTOR SHARES" shall mean, collectively, the Conversion Shares, the Warrant Shares and a number of shares of Common Stock issuable at each closing as a fee under the Purchase Agreement not to exceed more than $30,000 worth of shares in the aggregate.

Section 1.15. "LEGEND" shall mean the legend set forth in Section 9.1.

Section 1.16. "MARKET PRICE" on any given date of determination shall mean the lowest Volume Adjusted Price for any Trading Day during the fifteen (15) Trading Days immediately preceding such date of determination.

Section 1.17. "MATERIAL ADVERSE Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration


                                    EX 10.1-2

Rights Agreement, the Escrow Agreement, the Warrant or the Convertible Debenture in any material respect.

Section 1.18. "OUTSTANDING" when used with reference to shares of Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; PROVIDED, HOWEVER, that "Outstanding" shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

Section 1.19. "PERSON" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.20. "PRINCIPAL MARKET" shall mean the American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market, or the NASDAQ Small-Cap Market, whichever is at the time the principal trading exchange or market for the Common Stock.

Section 1.21. "PURCHASE PRICE" shall mean one million five hundred thousand dollars ($1,500,000).

Section 1.22. "REGISTRABLE SECURITIES" shall mean the Investor Shares until (i) the Registration Statement has been declared effective by the SEC, and all Investor Shares have been disposed of pursuant to the Registration Statement,
(ii) all Investor Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Investor Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Investor Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section 1.23. "REGISTRATION RIGHTS AGREEMENT" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor as of the Closing Date in the form annexed hereto as Exhibit B.

Section 1.24. "REGISTRATION Statement" shall mean a registration statement on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.25. "REGULATION D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.26. "SEC" shall mean the Securities and Exchange Commission.


                                    EX 10.1-3

Section 1.27. "3333" shall mean a date within five business days following the Effective Date of the Registration Statement upon which (a) the Investor delivers to the Escrow Agent immediately available funds in the amount of $500,000 and (b) the Company delivers to the Escrow Agent a Convertible Debenture in the principal amount of $500,000, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement, as more fully described in this Agreement and the Escrow Agreement.

Section 1.28. "SECTION 4(2)" shall have the meaning set forth in the recitals of this Agreement.

Section 1.29. "SECURITIES ACT" shall have the meaning set forth in the recitals of this Agreement.

Section 1.30. "SEC DOCUMENTS" shall mean the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 and each report, proxy statement or registration statement filed by the Company with the SEC pursuant to the Exchange Act or the Securities Act since the filing of such Annual Report through the date hereof.

Section 1.31. "SHARES" shall have the meaning set forth in Section 1.17.

Section 1.32. "TRADING DAY" shall mean any day during which the Principal Market at such day shall be open for business.

Section 1.33. "VOLUME ADJUSTED PRICE" shall mean, on any Trading Day of determination, the quotient obtained by dividing (1) the total dollar value of all shares of Common Stock traded on the Principal Market on such Trading Day, by (2) the total number of shares of the Common Stock traded on the Principal Market on such Trading Day.

Section 1.34. "WARRANTS" shall mean one or more warrants to purchase up to 50,000 shares of Common Stock at an exercise price of $5.50 per share, each in the form of Exhibit F hereto, to be issued to the Investor pursuant to this Agreement.

Section 1.35. "WARRANT SHARES" shall mean the shares of Common Stock issued or to be issued upon exercise of the Warrants.

                                   ARTICLE II

                 PURCHASE AND SALE OF THE CONVERTIBLE DEBENTURE

Section 2.1. Investment.

     (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investor agrees to purchase, the Warrants and the Convertible Debenture at the Purchase Price, as follows:

          (i) Upon execution and delivery of this Agreement, the Investor shall deliver to the Escrow Agent immediately available funds in the amount of $1,000,000, and the Company shall deliver to the Escrow Agent the


                                    EX 10.1-4

               Warrants and a Convertible Debenture in the principal amount of $1,000,000, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement;

          (ii) Upon satisfaction of the conditions set forth in Section 2.1(b), the closing (the "Closing") shall occur at the offices of the Escrow Agent at which the Escrow Agent (x) shall release the Warrants and the Convertible Debenture in the principal amount of $1,000,000 to the Investor and (y) shall release $1,000,000 (after all fees have been paid as set forth in the Escrow Agreement) to the Company, pursuant to the terms of the Escrow Agreement;

          (iii) Within five business days following the Effective Date of the Registration Statement, the Investor shall deliver to the Escrow Agent immediately available funds in the amount of $500,000, and the Company shall deliver to the Escrow Agent a Convertible Debenture in the principal amount of $500,000, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement; and

          (iv) Upon receipt of the funds and the Convertible Debenture as provided in Section 2.1(a)(iii), the Escrow Agent (x) shall release the Convertible Debenture in the principal amount of $500,000 to the Investor and (y) shall release $500,000 (after all fees have been paid as set forth in the Escrow Agreement) to the Company, pursuant to the terms of the Escrow Agreement.

     (b) Each Closing is subject to the satisfaction of the following conditions:

          (i) acceptance and execution by the Company and by the Investor, of this Agreement and all Exhibits hereto;

          (ii) delivery into escrow by Investor of immediately available funds in the amount of $1,000,000 of the Purchase Price as to the first closing and $500,000 as to the second closing, as more fully set forth in Escrow Agreement;

          (iii) all representations and warranties of the Company contained herein shall be true and correct on each Closing Date (as a condition to the Investor's obligations), except as affected by transactions contemplated hereby and thereby and except that any such representation or warranty made as of a specified date (other than the date of this Agreement) shall only need to have been true on and as of such date;

          (iv) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Convertible Debenture and the Warrants, or shall have the availability of exemptions therefrom;


                                    EX 10.1-5

          (v) the sale and issuance of the Convertible Debenture and the Warrants hereunder, and the proposed issuance by the Company to the Investor of the Common Stock underlying the Convertible Debenture and the Warrants upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investor and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

          (vi) delivery of the original fully executed Convertible Debenture certificate in the principal amount of $1,000,000 and the Warrants certificate to the Escrow Agent as to the First Closing and the Convertible Debenture certificate in the principal amount of $500,000 as to the Second Closing;

          (vii) receipt by the Investor of an opinion of Troop Steuber Pasich Reddick & Tobey, LLP, counsel to the Company, in the form of Exhibit D hereto;

          (viii) delivery to the Investor of the Irrevocable Instructions to Transfer Agent in the form attached hereto as Exhibit E; and

          (ix) delivery to the Investor of the Registration Rights Agreement.

Section 2.2. LIQUIDATED DAMAGES. The parties hereto acknowledge and agree that the sum payable pursuant to the Registration Rights Agreement shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with the failure by the Company to timely cause the registration of the Registrable Securities and (c) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that:

Section 3.1. INTENT. The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Convertible Debenture, the Warrants or the Investor Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Investor Shares at any time in accordance with federal and state securities laws applicable to such disposition.

Section 3.2. SOPHISTICATED INVESTOR. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of


                                    EX 10.1-6

Regulation D), and Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Convertible Debenture, the Warrants and the Investor Shares. The Investor acknowledges that an investment in the Convertible Debenture, the Warrants and the Investor Shares is speculative and involves a high degree of risk.

Section 3.3. AUTHORITY. This Agreement and each agreement attached as an Exhibit hereto which is required to be executed by Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section 3.4. NOT AN AFFILIATE. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section 3.5. ABSENCE OF CONFLICTS. The execution and delivery of this Agreement and the agreements the forms of which are attached as Exhibits hereto and executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section 3.6. DISCLOSURE; ACCESS TO INFORMATION. The Investor has received all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by the Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Investor has reviewed or received copies of all SEC Documents that have been requested by it.

Section 3.7. MANNER OF SALE. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that:

Section 4.1. ORGANIZATION OF THE COMPANY. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Delaware and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more that fifty percent (50%) of


                                    EX 10.1-7
or control any other business entity except as set forth in the SEC Documents and except for The Auctionchannel, a Delaware corporation, Brilliant Interactive Ideas, Pty. Ltd., a company incorporated in New South Wales, Australia, and Trojan Television, Ltd., a corporation formed under the laws of England and Wales, each of which is a majority-owned subsidiary of the Company. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2. AUTHORITY. (i) The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and the Escrow Agreement and to issue the Convertible Debenture, the Warrants and the Investor Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debenture and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debenture and the Warrants have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Convertible Debenture (assuming a Market Price of $1.00) and the exercise of the Warrants. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Investor Shares. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Convertible Debenture and Warrant Shares upon exercise of the Warrants in accordance with this Agreement, the Convertible Debenture and the Warrants, respectively, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. section 101 et seq. (the "Bankruptcy Code"). The Company shall not seek judicial relief from its obligations hereunder except pursuant to the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. section 362 in respect of the conversion of the Convertible Debenture and/or exercise of the Warrants. The Company agrees, without cost or expense to the Investor, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. section 362.

Section 4.3. CAPITALIZATION. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock, par value $0.001, of which 12,186,784 shares are issued and outstanding as of October 21, 1999 and 1,000,000 shares of preferred stock, par value $0.001 per share, of which no shares are issues and outstanding. Except for outstanding options and warrants to acquire a total of 815,040 shares of Common Stock, there are no outstanding Capital Shares Equivalents. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.


                                    EX 10.1-8

Section 4.4. COMMON STOCK. The Company has registered its Common Stock pursuant to Section 12(b) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the American Stock Exchange and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

Section 4.5. SEC DOCUMENTS. The Company has delivered or made available to the Investor true and complete copies of the SEC Documents. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

Section 4.6. EXEMPTION FROM REGISTRATION; VALID ISSUANCES. Subject to the accuracy of the Investor's representations in Article III, the sale of the Convertible Debenture, the Warrants and the Investor Shares will not require registration under the Securities Act and/or any applicable state securities law. When issued in accordance with the Convertible Debenture or the Warrants, as the case may be, the Investor Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Convertible Debenture, the Warrants or the Investor Shares, nor the Company's performance of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Convertible Debenture or the Warrants, will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Convertible Debenture, the Warrants or the Investor or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the


                                    EX 10.1-9

Company. None of the Convertible Debenture, the Warrants or the Investor Shares shall subject the Investor to personal liability to the Company or its creditors by reason of the possession thereof.

Section 4.7. NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Convertible Debenture, the Warrants or the Investor Shares or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Convertible Debenture, the Warrants or the Investor Shares under the Securities Act; provided, that the Company makes no representation or warranty with respect to the Investor or Curzon Capital Corp.

Section 4.8. CORPORATE DOCUMENTS. The Company has furnished or made available to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and in effect on the date hereof (the "Certificate"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

Section 4.9. NO CONFLICTS. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Convertible Debenture, the Warrants and the Investor Shares do not and will not
(i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Convertible Debenture or the Warrants in accordance with the terms hereof (other than any SEC, American Stock Exchange or state securities filings that may be required to be made by the Company subsequent to Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the American Stock Exchange); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.


                                   EX 10.1-10

Section 4.10. NO MATERIAL ADVERSE CHANGE. Since December 31, 1998, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents.

Section 4.11. NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since December 31, 1998, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section 4.12. NO INTEGRATED OFFERING. Other than as described in the SEC Documents or pursuant to an effective registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options, or pursuant to its discussion with the Investor and Curzon Capital Corp. in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Convertible Debenture or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Convertible Debenture or Common Stock or any securities convertible into, exchangeable or exercisable for the Convertible Debenture or Common Stock or any such other securities) within the six-month period next preceding the date hereof in a manner that would make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Investor of the Convertible Debenture, the Warrants and the Investor Shares as contemplated by this Agreement, and the Company shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of the Convertible Debenture or shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Investor of the Convertible Debenture, the Warrants and the Investor Shares as contemplated by this Agreement.

Section 4.13. LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section 4.14. NO MISLEADING OR UNTRUE COMMUNICATION. The Company and, to the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Convertible Debenture or Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section 4.15. MATERIAL NON-PUBLIC INFORMATION. The Company has not disclosed to the Investor any material non-public information that (i) if disclosed, would, or could reasonably be expected to have, a material effect on the price of the Common Stock or (ii) according to applicable law,


                                   EX 10.1-11
rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Section 4.16. INSURANCE. The Company maintains property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Section 4.17. TAX MATTERS.

     (a) The Company has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1998, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

     (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that such corporation is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to ss. 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to ss. 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of ss. 897(c)(2) of the Internal Revenue Code during the applicable period specified in ss. 897(c)(1)(A)(ii) of the Internal Revenue Code.

     (c) The Company has not made an election under ss. 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. ss. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any


                                   EX 10.1-12
payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under ss. 280G of the Internal Revenue Code.

     (d) For purposes of this Section 4.18:

               "IRS" means the United States Internal Revenue Service.

               "TAX" or "TAXES" means federal, state, county, local, foreign, or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

               "TAX RETURN" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Section 4.18. PROPERTY. Neither the Company nor any of its subsidiaries owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects (other than certain liens on the Company's personal property in the U.S. securing indebtedness not in excess of $100,000) except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company.

Section 4.19. INTELLECTUAL PROPERTY. Each of the Company and its subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, except as disclosed in the SEC Documents neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. Except as disclosed in the SEC Documents, no claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Section 4.20. INTERNAL CONTROLS AND PROCEDURES. The Company maintains books and records and internal accounting controls which provide reasonable assurance that
(i) all transactions to which the Company is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accountability of the Company's assets is compared with existing assets at regular intervals; (iii) access to the Company's assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company is a party or by


                                   EX 10.1-13
which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section 4.21. PAYMENTS AND CONTRIBUTIONS. Neither the Company nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

Section 4.22. NO MISREPRESENTATION. No representation or warranty of the Company contained in this Agreement, any schedule, annex or exhibit hereto or any agreement, instrument or certificate furnished by the Company to the Investor pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, not misleading.

                                   ARTICLE V

                            COVENANTS OF THE INVESTOR

Section 5.1. COMPLIANCE WITH LAW. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

Section 5.2. SHORT SALES. The Investor and its affiliates shall not engage in short sales of the Company's Common Stock; provided, however, that the Investor may enter into any short sale or other hedging or similar arrangement it deems appropriate with respect to Conversion Shares on the Trading Day it delivers a Conversion Notice with respect to such Conversion Shares so long as such arrangements do not involve more than the number of such Conversion Shares (determined as of the date of such Conversion Notice, as applicable).

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

Section 6.1. REGISTRATION RIGHTS. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

Section 6.2. RESERVATION OF COMMON STOCK. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares pursuant to any conversion of the Convertible Debenture and the Warrant


                                   EX 10.1-14

Shares pursuant to any exercise of the Warrants; such amount of shares of Common Stock to be reserved shall be calculated based upon a Market Price for the Common Stock under the terms of the Convertible Debenture of $1.00. The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered pursuant to any conversion of the Convertible Debenture or exercise of the Warrants.

Section 6.3. LISTING OF COMMON Stock. The Company hereby agrees to maintain the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing (but in any event prior to the effective date of the Registration Statement) to list the Investor Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Investor Shares, and will take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investor with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three (3) Business Days of the Company's receipt thereof, until the Investor has disposed of all of its Registrable Securities. If at any time during the term of the Convertible Debenture the aggregate number of outstanding shares of Common Stock that were issued upon conversions of the Convertible Debenture, exercise of the Warrants and the issuance of the $30,000 worth of Investor Shares exceeds 19.5% of the Company's issued and outstanding Common Stock as of the Closing Date, the Company shall call and convene a meeting or solicit the written consent of its stockholders within 90 days after the request of the Investor for the purpose of seeking stockholder approval of the issuance of Common Stock upon conversion of the Convertible Debenture and exercise of the Warrants, with a recommendation of the Board of Directors of the Company that such proposal be approved.

Section 6.4. EXCHANGE ACT REGISTRATION. The Company will cause its Common Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investor has disposed of all of its Registrable Securities.

Section 6.5. LEGENDS. The certificates evidencing the Registrable Securities shall be free of legends, except as set forth in Article IX.

Section 6.6. CORPORATE EXISTENCE. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

Section 6.7. CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or


                                   EX 10.1-15
by operation of law the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

Section 6.8. ISSUANCE OF CONVERTIBLE DEBENTURE AND WARRANT SHARES. The sale of the Convertible Debenture and the Warrants and the issuance of the Investors Shares upon conversion of the Convertible Debenture or exercise of the Warrants, as the case may be, shall be made in accordance with the provisions and requirements of Section 4(2) and Regulation D under the Securities Act (with respect to the issuance of the Convertible Debenture), Section 3(a)(9) of the Securities Act (with respect to the issuance of the Conversion Shares) and any applicable state securities law. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Investor as required by all applicable Laws, and shall provide a copy thereof to the Investor promptly after such filing.

                                  ARTICLE VII

                            SURVIVAL; INDEMNIFICATION

Section 7.1. SURVIVAL. The representations, warranties and covenants made by each of the Company and the Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

Section 7.2. INDEMNITY. (a) The Company hereby agrees to indemnify and hold harmless the Investor, its Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all losses, claims, Damages, judgments, penalties, liabilities and deficiencies (collectively, "Losses"), and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

          (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement;

          (ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or


                                   EX 10.1-16

          (iii) any claim or legal action brought against any Investor Indemnitee by a stockholder of the Company (other than the Investor or its Affiliates) in its own right or in the right of the Company, in connection with or as a result of the execution and performance of this Agreement by the Investor Indemnitee; provided, however, that the Company shall not be obligated to indemnify and hold harmless an Investor Indemnitee in respect of any such claim or action brought against an Investor Indemnitee which arises out of the breach of any representation, warranty or covenant of such Investor Indemnitee contained in this Agreement.

     (b) The Investor hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Losses, and agrees to reimburse the Company Indemnitees for reasonable all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

          (i) any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement; or

          (ii) any failure by the Investor to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by the Investor pursuant to this Agreement.

Section 7.3. NOTICE. Promptly after receipt by either party hereto seeking indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such


                                   EX 10.1-17

Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

Section 7.4. DIRECT CLAIMS. In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                  ARTICLE VIII

                     DUE DILIGENCE REVIEW; NON-DISCLOSURE OF
                             NON-PUBLIC INFORMATION.

Section 8.1. DUE DILIGENCE REVIEW. Subject to Section 8.2, the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, American Stock Exchange or other filing, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such publicly available information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 8.2. NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

     (a) The Company shall not disclose material non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-


                                   EX 10.1-18
public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

     (b) Nothing herein shall require the Company to disclose material non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, promptly notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting material non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX

                      LEGENDS; TRANSFER AGENT INSTRUCTIONS

Section 9.1. LEGENDS. Unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.


                                   EX 10.1-19

Section 9.2. TRANSFER AGENT INSTRUCTIONS. Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit E hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor:

     (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing Common Stock that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective; (ii) the Investor confirms to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement.

     (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that (i) the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or
(ii) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradable securities.

Any of the notices referred to above in this Section 9.2 may be sent by facsimile to the Company's transfer agent.

Section 9.3. NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

Section 9.4. INVESTOR'S COMPLIANCE. Nothing in this Article shall affect in any way the Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.


                                   EX 10.1-20

                                   ARTICLE X

                                  CHOICE OF LAW

Section 10.1. GOVERNING LAW/ARBITRATION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement or any Exhibit attached hereto shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party including reasonable attorney's fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available.

                                   ARTICLE XI

                          ASSIGNMENT; ENTIRE AGREEMENT

Section 11.1. ASSIGNMENT. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, (a) the provisions of this Agreement shall inure to the benefit of, and be enforceable by, any permitted transferee of the Convertible Debenture or the Warrants purchased or acquired by the Investor hereunder with respect to the Convertible Debenture or the Warrants held by such person, and (b) upon the prior written consent of the Company, which consent shall not unreasonably be withheld or delayed, the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the covenants of Article V. Such permitted assignment shall not relieve the Investor of its obligations under Article V.


                                   EX 10.1-21

                                  ARTICLE XII

                                     NOTICES

Section 12.1. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:                 Brilliant Digital Entertainment, Inc.
                                   6355 Topanga Canyon Blvd., Suite 120
                                   Woodland Hills, California 91367
                                   Attention: Mark Dyne, Chief Executive Officer
                                   Telephone: (818) 615-1500
                                   Facsimile: (818) 615-0995

with a copy to:                    Troop Steuber Pasich Reddick & Tobey, LLP
(shall not constitute notice)      2029 Century Park East
                                   24th Floor
                                   Los Angeles, CA  90067
                                   Attention:  Murray Markiles, Esq.
                                   Telephone:  (310) 728-3233
                                   Facsimile:  (310) 728-2233

                                   if to the Investor:
                                   Roseworth Group, Ltd.
                                   c/o Dr. Batliner & Partners
                                   Aeustrasse 74
                                   FI-9490
                                   Vaduz, Liechtenstein
                                   Facsimile:  011-41-75-2360-405

with a copy to:                    Joseph A. Smith, Esq.
(shall not constitute notice)      Epstein Becker & Green, P.C.


                                   EX 10.1-22

                                   250 Park Avenue
                                   New York, New York
                                   Telephone: (212) 351-4500
                                   Facsimile: (212) 661-0989

                                   and

                                   Thomas Badian
                                   Curzon Capital Corp.
                                   48 8th Avenue, Suite 142
                                   New York, New York  10014
                                   Facsimile:  (212) 214-0440

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section 12.1.

                                  ARTICLE XIII

                                  MISCELLANEOUS

Section 13.1. COUNTERPARTS/ FACSIMILE/ AMENDMENTS. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section 13.2. ENTIRE AGREEMENT. This Agreement, the agreements attached as Exhibits hereto, which include, but are not limited to the Convertible Debenture, the Warrants, the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section 13.3. SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section 13.4. HEADINGS. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.


                                   EX 10.1-23

Section 13.5. REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 13.6. REPLACEMENT OF CERTIFICATES. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Convertible Debenture, the Warrants or any Investor Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company (which shall not exceed that required by the Company's transfer agent in the ordinary course) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section 13.7. FEES AND EXPENSES. Each of the Company and the Investor agrees to pay its own expenses incident to the performance of its obligations hereunder.

Section 13.8. BROKERAGE. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.


                                   EX 10.1-24

     IN WITNESS WHEREOF, the parties hereto have caused this Debenture and Warrant Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                               BRILLIANT DIGITAL ENTERTAINMENT, INC.

                               By:  /S/ MICHAEL OZEN
                                   --------------------------------
                                   Michael Ozen
                                   Chief Financial Officer


                               ROSEWORTH GROUP, LTD.

                               By:  /S/ HANS GASSNER
                                   ---------------------------------
                                   Hans Gassner
                                   Director


                                   EX 10.1-25

                                    EXHIBIT A

                            4% CONVERTIBLE DEBENTURE

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

No. ______                                                        US ___________

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

                  4% CONVERTIBLE DEBENTURE DUE OCTOBER 29, 2000

     THIS DEBENTURE is issued by BRILLIANT DIGITAL ENTERTAINMENT, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company") and is designated as its 4% Convertible Debenture Due ___________,
______.

     FOR VALUE RECEIVED, the Company promises to pay to ROSEWORTH GROUP, LTD., or permitted assigns (the "Holder"), the principal sum of ___________ and 00/100 (US __________) Dollars on the later of (1) _________________ or (2) six months after the date that the Securities and Exchange Commission first declares the Registration Statement to be effective, but in no event later than December 31, 2000 (the "Maturity Date") and to pay interest on the principal sum outstanding from time to time quarterly in arrears at the rate of 4% per annum accruing from the date of initial issuance. Accrual of interest shall commence on the first business day to occur after the date of initial issuance and continue until payment in full of the principal sum has been made or duly provided for. Quarterly interest payments shall be due and payable on January 1, April 1, July 1 and October 1 of each year, commencing with January 1, 2000. If any interest payment date or the Maturity Date is not a business day in the State of New York, then such payment shall be made on the next succeeding business day. Subject to the provisions of Paragraph 4 below, the interest on this Debenture is payable at the option of the Company, in cash or in shares of Common Stock of the Company, $.001 par value per share ("Common Stock") valued at the Conversion Price (as defined herein) on the interest payment date, at the address last appearing on the Debenture Register of the Company as designated in writing by the Holder from time to time. The Company will pay the principal of and any accrued but unpaid interest due upon this Debenture on the Maturity Date, less any amounts required by law to be deducted, to the registered holder of this Debenture as of the tenth day prior to the Maturity Date and addressed to such holder at the last address appearing on the Debenture Register. The forwarding of such check, or the required number of shares of Common Stock determined pursuant to the provisions of Paragraph 4 below, shall constitute a payment of principal and interest hereunder and shall satisfy and discharge the liability for principal and interest on this Debenture to the extent of the sum represented by such check or the equivalent Conversion Price value of such shares of Common Stock (as defined in Paragraph 3 below) plus any amounts so deducted.

     This Debenture is subject to the following additional provisions:

     1. The Company shall be entitled to withhold from all payments of principal of, and interest on, this Debenture any amounts required to be withheld under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments, and Holder shall execute and deliver all required documentation in connection therewith.

     2. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "Act"), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Debenture has been executed and delivered pursuant to the Debenture and Warrant Purchase Agreement dated as of October 29, 1999 between the Company and the original Holder (the "Purchase Agreement"), and is subject to the terms and conditions of the Purchase Agreement, which are, by this reference, incorporated herein and made a part hereof. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

     3. The Holder of this Debenture is entitled, at its option, to convert at any time commencing on the date hereof, the principal amount of this Debenture or any portion thereof, together with accrued but unpaid interest, provided that the portion of the principal amount so converted is Five Thousand Dollars (US $5,000) or a multiple thereof (unless if at the time of such election to convert the aggregate principal amount of this Debenture is less than Five Thousand Dollars (US $5,000), then the whole amount thereof) into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") equal to the lower of (a) 95% of the Market Price at the Conversion Date (as defined in Section 8 hereof) or (b) $6.00. The term "Market Price" shall have the meaning set forth in the Purchase Agreement.


                                  EX 10.1 - A-2

     4. The entire unpaid balance of this Debenture and accrued interest thereon outstanding on the Maturity Date hereof shall automatically convert into Common Stock at the Conversion Price on the Maturity Date.

     5. If the closing price per share of the Common Stock on the Principal Market is equal to or less than $1.00 for 10 or more consecutive Trading Days, the Company shall have the right within 3 Trading Days after the date any such triggering event occurs to deliver to the Holder a written notice of the Company's intent to redeem the entire outstanding amount of this Debenture. Within 3 Trading Days following its receipt of such notice, the Holder shall elect (by delivering written notice to the Company ) either (a) to have the Company redeem the Debenture for a cash payment equal to 120% of the outstanding principal amount of this Debenture and all accrued and unpaid interest thereon, or (b) to agree not to convert all or any portion of this Debenture for a thirty-day period commencing upon the Holder's receipt of the Company's notice pursuant to the preceding sentence. If the Holder fails to deliver its notice to the Company within such 3 Trading Day Period, the Company may elect to have the provisions of clause (a) or (b) of the preceding sentence apply by delivering written notice to the Holder within Three Trading Days following the expiration of the Holder's notice period. If the Holder or the Company elects to have this Debenture redeemed, the Company shall make the redemption payment to the Holder within 5 Trading Days following its receipt of the Holder's notice electing redemption or the Company's delivery of its notice to the Holder electing redemption, as applicable.

     6. Notwithstanding anything to the contrary contained herein, in the event that a conversion (when aggregated with all prior conversions of portions of this Debenture) requires the Company to issue a number of shares of Common Stock which would exceed 19.5% of the number of shares of Common Stock issued and outstanding on the date of this Debenture, the Company shall issue only such number of shares of Common Stock as shall not exceed such limit and shall pay the Holder cash in the amount of the Volume Adjusted Price on the Conversion Date for the number of shares of Common Stock in excess of such number of shares into which this Debenture (or the portion thereof then being converted) is then convertible at the Conversion Price. Any payments under this Paragraph 6 shall be made to a U.S. account designated in writing by the Holder to the Company when the Notice of Conversion is given. The rights of all holders of Convertible Debentures issued under the Purchase Agreement to convert their Convertible Debentures into shares of Common Stock shall be prorated among such holders based on their respective percentage holdings at the time of conversion of the aggregate outstanding amount of all Convertible Debentures in order to comply with the aforesaid overall limitation. Any conversion which is paid in cash under this Paragraph 6 shall be paid within five (5) Business Days of the Conversion Date, or else the Company shall thereafter be unable to exercise its redemption rights under Paragraph 5 with respect to the outstanding Debentures.

     7. In the event that the Conversion Price of the Common Stock is less than $3.00 per share on any Conversion Date, or in the event a registration statement permitting the immediate resale of the Conversion Shares by the Holder is not effective on such Conversion Date, the Company may elect to deliver to the Holder in consideration of any such conversion cash, Conversion Shares or any combination thereof. The amount of cash to be delivered shall


                                  EX 10.1 - A-3
equal the Volume Adjusted Price on the Conversion Date of the number of shares of Common Stock as would have been issued at the Conversion Price upon such conversion. The Company's ability to deliver cash as full or partial conversion consideration in accordance with this Section 7 shall be conditioned on the Company's delivery of notice to the Holder of such election by the Company no later than twenty-four (24) hours following the Company's receipt of a Notice of Conversion. The Holder shall then have a further twenty-four (24) hour period in which to withdraw his Notice of Conversion, or else the Holder shall be deemed to have accepted such alternative cash consideration.

     8. (a) Conversion shall be effectuated by surrendering this Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall, at the option of the Company, be paid in cash as set forth above or in Common Stock upon conversion at the Conversion Price on the Conversion Date. No fraction of a shares or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number
(818) 615-0995 Attn.: Mark Dyne. Certificates representing Common Stock upon conversion will be delivered to the Holder within six (6) Business Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to a U.S. address specified by the Holder in the Notice of Conversion.

          (b) The Company understands that a delay in the issuance of shares of Common Stock upon a conversion beyond the six (6) Business Day period described in Paragraph 8(a) could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay late payments to the Holder for late issuance of shares of Common Stock upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of Business Days beyond six (6) Business Days from the date the Notice of Conversion is delivered to the Company).

    No. Business Days Late                     Late Payment for Each
                                             $5,000 of Principal Amount
                                                  Being Converted

               1                                        $100
               2                                        $200
               3                                        $300
               4                                        $400
               5                                        $500


                                  EX 10.1 - A-4

    No. Business Days Late                     Late Payment for Each
                                             $5,000 of Principal Amount
                                                  Being Converted

               6                                        $600
               7                                        $700
               8                                        $800
               9                                        $900
              10                                       $1,000
         More than 10                    $1,000 +$200 for each Business Day
                                             Late beyond 10 Business Days

          The Company shall pay any payments incurred under this Paragraph 8(b) in immediately available funds upon demand. Nothing herein shall limit Holder's right to pursue injunctive relief and/or actual damages for the Company's failure to issue and deliver Common Stock to the holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock within six (6) Business Days from the date the Notice of Conversion is delivered to the Company, the Holder will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Holder shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion, and in such event no late payments shall be due in connection with such withdrawn conversion.

          (c) If at any time (a) the Company challenges, disputes or denies the right of the Holder to effect the conversion of this Debenture into Common Stock or otherwise dishonors or rejects any Notice of Conversion delivered in accordance with this Paragraph 8 or (b) any Company stockholder who is not and has never been an Affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the Holder obtains a judgment or any injunctive relief from any court or public or governmental authority which denies, enjoins, limits, modifies, delays or disputes the right of the holder hereof to effect the conversion of this Debenture into Common Stock, then the Holder shall have the right, by written notice, to require the Company to promptly redeem this Debenture for cash at a redemption price equal to one hundred ten percent (110%) of the outstanding principal amount hereof and all accrued and unpaid interest hereon. Under any of the circumstances set forth above, the Company shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder), subject in the case of clause (b) to the Company's right to control and assume the defense of any such action. In the absence of an injunction precluding the same, the Company shall issue shares upon a properly noticed conversion.

          (d) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby


                                  EX 10.1 - A-5
     waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C.ss. 362 in respect of the Holder's conversion privilege.

     9. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This Debenture is a direct obligation of the Company.

     10. No recourse shall be had for the payment of the principal of, or the interest on, this Debenture, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     11. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable. In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert by delivering a Notice of Conversion to the Company and the Escrow Agent within fifteen (15) days of receipt of notice of such Sale from the Company. In the event the Holder hereof shall elect not to convert, the Company may prepay all outstanding principal and accrued interest on this Debenture as provided in
Section 5, less all amounts required by law to be deducted, upon which tender of payment following such notice, the right of conversion shall terminate.

     12. The Holder of the Debenture, by acceptance hereof, agrees that this Debenture is being acquired for investment and that such Holder will not offer, sell or otherwise dispose of this Debenture or the Shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

     13. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising


                                  EX 10.1 - A-6
under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

     14. The following shall constitute an "Event of Default":

          a. The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of three
               (3) days; or

          b. Any of the representations or warranties made by the Company herein, in the Purchase Agreement, the Registration Rights Agreement, or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Purchase Agreement shall be false or misleading in any material respect at the time made; or

          c. The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture or the Registration Rights Agreement, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, the Purchase Agreement or the Registration Rights Agreement and such legend removal is otherwise lawful, and any such failure shall continue uncured for five (5) business days; or

          d. The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under the Purchase Agreement, the Registration Rights Agreement or this Debenture and such failure shall continue uncured for a period of thirty
               (30) days after written notice from the Holder of such failure;
               or

          e. The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator


                                  EX 10.1 - A-7
               or receiver for its or for a substantial part of its property or business; or

          f. A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

          g. Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty
               (60) days thereafter; or

          h. Any money judgment, writ or warrant of attachment, or similar process in excess of One Hundred Thousand ($100,000) Dollars in the aggregate shall be entered or filed against the Company or any of its properties or other assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of sixty (60) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          i. Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

          j. The Company shall have its Common Stock suspended or delisted from trading on an exchange or the Nasdaq market for in excess of two Trading Days;

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, that any payment of this Debenture in connection with an Event of Default (other than a delisting of its Common Stock pursuant to clause (j.)) may be made, at the Company's election, in cash or in shares of Common Stock, in


                                  EX 10.1 - A-8
such number as would be issued at the Conversion Price on the date the Debenture becomes due and payable.

     15. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a shareholder in respect of any meeting of shareholders or any rights whatsoever as a shareholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     16. In no event shall the Holder be permitted to convert this Debenture for shares of Common Stock in excess of the amount of this Debenture upon the conversion of which, (x) the number of shares of Common Stock owned by such Holder (other than shares of Common Stock issuable upon conversion of this Debenture) plus (y) the number of shares of Common Stock issuable upon conversion of this Debenture, would be equal to or exceed 9.9% of the number of shares of Common Stock then issued and outstanding, including shares issuable upon conversion of this Debenture held by such Holder after application of this Paragraph 16. As used herein, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. To the extent that the limitation contained in this Paragraph 16 applies, the determination of whether this Debenture is convertible (in relation to other securities owned by the Holder) and of which a portion of this Debenture is convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder's determination of whether this Debenture is convertible (in relation to other securities owned by such holder) and of which portion of this Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert this Debenture into shares of Common Stock at such time as such conversion will not violate the provisions of this Paragraph 16. The provisions of this Paragraph 16 may be waived by the Holder of this Debenture upon not less than 75 days' prior notice to the Company, and the provisions of this Paragraph 16 shall continue to apply until such 75th day (or such later date as may be specified in such notice of waiver). No conversion of this Debenture in violation of this Paragraph 16 but otherwise in accordance with this Debenture shall affect the status of the Common Stock issued upon such conversion as validly issued, fully-paid and nonassessable. If on the Maturity Date the conversion of this Debenture into Common Stock pursuant to Paragraph 4 would cause the limit contained in the first sentence of this Paragraph 16 to be exceeded, such conversion of this Debenture shall occur up to such limit and the remaining unconverted portion of this Debenture shall be converted into Common Stock (1) in accordance with one or more Notices of Conversion delivered by the Holder or (2) 65 days after the Maturity Date, whichever is earlier. Notwithstanding anything contained herein to the contrary, no interest shall accrue after the Maturity Date on any such unconverted portion of this Debenture.


                                  EX 10.1 - A-9

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:   October 29, 1999


                                    BRILLIANT DIGITAL ENTERTAINMENT, INC.

                                    By:
                                        ---------------------------------
                                        Name:    Michael Ozen
                                        Title:   Chief Financial Officer

Attest:

-----------------------


                                 EX 10.1 - A-10

                                    EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert $_______ of the principal amount of the above Debenture No. 1 into Shares of Common Stock of BRILLIANT DIGITAL ENTERTAINMENT, INC. (the "Company") according to the conditions hereof, as of the date written below.

Date of Conversion* ___________________________________________________________

Accrued Interest  $____________________________________________________________

Applicable Conversion Price * _________________________________________________

Signature______________________________________________________________________
                                                [Name]

Address:_______________________________________________________________________

        _______________________________________________________________________


                                 EX 10.1 - A-11

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of October 29, 1999, between ROSEWORTH GROUP, LTD., having an address at c/o Dr. Batliner & Partners, Aeuestrasse 74, FI-9490, Vaduz, Liechtenstein ("Holder"), and BRILLIANT DIGITAL ENTERTAINMENT, INC., a corporation incorporated under the laws of the State of Delaware, and having its principal place of business at 6355 Topanga Canyon Blvd., Suite 120, Woodland Hills, CA 91367 (the "Company").

     WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holder is entering into a Debenture and Warrant Purchase Agreement dated the date hereof (the "Purchase Agreement"), pursuant to which the Holder will purchase from the Company (i) one or more Convertible Debentures (terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement) in the aggregate principal amount of $1,500,000, (ii) Warrants to purchase up to 50,000 shares of the Company's Common Stock at an exercise price of $5.50 per share and (iii) a number of shares of Common Stock issuable at each closing as a fee under the Purchase Agreement not to exceed more than $30,000 worth of shares in the aggregate;

     WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the shares of Common Stock issuable (i) upon conversion of the Convertible Debenture, (ii) upon exercise of the Warrants and
(iii) as a fee at each closing (hereinafter referred to as the "Stock" or "Securities" of the Company).

     NOW, THEREFORE, the parties hereto mutually agree as follows:

Section 1. REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means the Securities until (i) the Registration Statement has been declared effective by the Commission, and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(iii) all Securities have been otherwise transferred to holders who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

Section 2. RESTRICTIONS ON TRANSFER. The Holder acknowledges and understands that prior to the registration of the Registrable Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Registrable Securities may be made by Holder in the absence of (i) an opinion of counsel to the Holder that such transfer may be made without registration under the Securities Act or (ii) such registration.

     With a view to making available to the Holder the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     (a) comply with the provisions of paragraph (c)(1) of Rule 144; and

     (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

Section 3. REGISTRATION RIGHTS WITH RESPECT TO THE SECURITIES.

     (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("Commission"), on or before November 30, 1999, a registration statement (on Form S-3, or other appropriate registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Securities, so as to permit a public offering and resale of the Registrable Securities under the Act.

     The Company shall use its best efforts to cause the Registration Statement to become effective on or before February 28, 1999, or, if earlier, within five
(5) days of Commission clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include (i) the number of shares of Common Stock which would be issued upon conversion of the Convertible Debenture assuming a Market Price of $1.00 per share of Common Stock, (ii) 50,000 shares of Common Stock which may be issued upon exercise of the Warrants and (iii) a number of shares of Common Stock issuable at each closing as a fee under the Purchase Agreement not to exceed more than $30,000 worth of shares in the aggregate. The Registration Statement shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify Holder of the effectiveness of the Registration Statement within one Business Day of such event. In the event that the number of shares so registered shall be insufficient to register the resale of all the Registrable Securities, then the Company shall be obligated to file, within thirty (30) days notice from any Holder, a further registration statement registering such shares and shall use its best efforts to cause such registration statement to become effective within sixty (60) days from the filing date.

     (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the


                                  EX 10.1 - B-2
earlier of (i) the date that none of the Convertible Debenture, the Warrants or the Registrable Securities are or may become issued and outstanding, (ii) the date that all of the Registrable Securities have been sold pursuant to the Registration Statement, (iii) the date the holders thereof receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Registrable Securities have been otherwise transferred to Holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) all Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder (the "Effectiveness Period").

     (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Holder and its counsel shall have a reasonable period, not to exceed three (3) Business Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Holder with copies of any comment letters received from the Commission with respect thereto within two (2) Business Days of receipt thereof. The Company shall make reasonably available for inspection by Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by such Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by such Holder and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such Holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and PROVIDED FURTHER that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Holder and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Holder and other parties. The Company shall qualify any of the Registrable Securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However,


                                  EX 10.1 - B-3
the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Holder with copies of the Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Holder.

     (d) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

     (e) In the event that (i) the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed with the Commission on or before November 30, 1999, (ii) the Registration Statement is not declared effective by the Commission on or before February 28, 1999 (or, if the Registration Statement receives a review by the Commission staff, on or before March 29, 1999), or (iii) the Registration Statement is not maintained as effective by the Company for the period set forth in Section 3(b) above (each a "Registration Default"), then the Company will pay Holder (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, in the event of late filing (in the case of clause (i) above), two percent (2%) of the aggregate market value of the Registrable Securities issued or issuable to the Holder upon conversion of the Convertible Debenture on any date of determination and beneficially held by the Holder for every monthly period or portion thereof thereafter until the Registration Statement has been filed, and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), two percent (2%) of the aggregate market value of the Registrable Securities issued or issuable to the Holder upon conversion of the Convertible Debenture on any date of determination and beneficially held by the Holder for every monthly period or portion thereof thereafter (regardless of whether one or more such Registration Defaults are then in existence) until the Registration Statement has been declared effective. Such payment of the liquidated damages shall be made to the Holder in cash, within five (5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section. The market value of the Common Stock for this purpose shall be the closing price (or last trade, if so reported) on the Principal Market for each day during such Registration Default. Notwithstanding anything to the contrary contained herein, a failure to maintain the effectiveness of the Registration Statement or the ability of a Holder to use the Registration Statement to effect resales of Registrable Securities during the period after 45 days and within 90 days from the end of the Company's fiscal year resulting solely from the need to update the Company's financial statements contained or incorporated by reference in the Registration Statement shall not constitute a Registration Default and shall not trigger the accrual of liquidated damages hereunder.


                                  EX 10.1 - B-4

     If the Company does not remit the damages to the Holder as set forth above, the Company will pay the Holder reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Registrable Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement.

     (f) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Registrable Securities pursuant to this Section 3.

     (g) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as defined in Section 3(h) below), the Holder shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Registrable Securities for more than twenty (20) days in the aggregate (or such greater period, not to exceed 90 days in the aggregate, as may be required to prepare and file audited financial statements of a company or business acquired) during any twelve month period, during the periods the Registration Statement is required to be in effect. If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than twenty (20) days (or such greater period, not to exceed 90 days in the aggregate, as may be required to prepare and file audited financial statements of a company or business acquired). The Company must give Holder notice in writing at least two (2) business days prior to the first day of the blackout period.

     (h) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

Section 4. COOPERATION WITH COMPANY. The Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Holder and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into


                                  EX 10.1 - B-5
and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate the Holder to consent to be named as an underwriter in the Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Registrable Securities which the Commission will permit to be registered without naming the Holder as an underwriter.

Section 5. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holder's assistance and cooperation as reasonably required:

     (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) (i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holders and reflect in such documents all such comments as the Holders (and their counsel) reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (ii) furnish to each Holder such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder;

     (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by


                                  EX 10.1 - B-6
such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

     (d) list such Registrable Securities on the American Stock Exchange, other national securities exchange, the NASDAQ National Market or the NASDAQ Small-Cap Market, on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or Nasdaq;

     (e) notify each Holder of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible;

     (f) as promptly as practicable after becoming aware of such event, notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

     (g) cooperate with the Holders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holders reasonably may request and registered in such names as the Holder may request; and, within three business days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

     (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

     (i) in the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus


                                  EX 10.1 - B-7
supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

     (j) maintain a transfer agent and registrar for its Common Stock.

Section 6. INDEMNIFICATION.

     (a) The Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act ("Distributing Holder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder, specifically for use in the preparation thereof. This
Section 6(a) shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission


                                  EX 10.1 - B-8
was made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Holder may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

Section 7. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case


                                  EX 10.1 - B-9
notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Notwithstanding any other provision of this Section 7, in no event shall any (i) Holder be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

Section 8. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such


                                 EX 10.1 - B-10
address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

   If to the Company:              BRILLIANT DIGITAL  ENTERTAINMENT, INC.
                                   6355 Topanga Canyon Blvd., Suite 120
                                   Woodland Hills, CA 91367
                                   Attention: Mark Dyne
                                   Telephone: (818) 615-1500
                                   Fax:  (818) 615-0995

   with a copy to:                 Murray Markiles, Esq.
   (shall not constitute notice)   Troop Steuber Pasich Reddick & Tobey, LLP
                                   2029 Century Park East
                                   24th Floor
                                   Los Angeles, CA 90067
                                   Telephone: (310) 728-3233
                                   Fax: (310) 728-2233

   If to any Holder:               At its last known address appearing on the
                                   books of the Company maintained for
                                   such purpose.

   with a copy to:                 Joseph A. Smith, Esq.
   (shall not constitute notice)   Epstein Becker & Green, P.C.
                                   250 Park Avenue
                                   New York, New York
                                   Telephone: (212) 351-4500
                                   Fax: (212) 661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

Section 9. ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Holder under this Agreement may be assigned to any purchaser of substantially all of the Registrable Securities (or the rights thereto) from Holder, as otherwise permitted by the Purchase Agreement. In the event of a transfer of the rights granted under this Agreement, the Holder agrees that the Company may require that the transferee comply with reasonable conditions as determined in the discretion of the Company.

Section 10. ADDITIONAL COVENANTS OF THE COMPANY. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 it shall file all reports and information required to be filed by it with the Commission


                                 EX 10.1 - B-11
in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

Section 11. COUNTERPARTS/FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

Section 12. REMEDIES. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 13. CONFLICTING AGREEMENTS. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

Section 14. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 15. GOVERNING LAW, ARBITRATION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30)


                                 EX 10.1 - B-12
calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party including reasonable attorney's fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available.

Section 16. SEVERABILITY. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Terms not otherwise defined herein shall be defined in accordance with the Agreement.


                                 EX 10.1 - B-13

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.

                                   BRILLIANT DIGITAL ENTERTAINMENT, INC.

                                   By:
                                        --------------------------------
                                             Michael Ozen
                                             Chief Financial Officer

                                   ROSEWORTH GROUP, LTD.

                                   By:
                                        --------------------------------
                                             Hans Gassner
                                             Director


                                 EX 10.1 - B-14

                                    EXHIBIT C

                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement") is made as of October 29, 1999, by and among BRILLIANT DIGITAL ENTERTAINMENT, INC., a corporation incorporated under the laws of the State of Delaware, and having its principal place of business at 6355 Topanga Canyon Blvd., Suite 120, Woodland Hills, California 91367 (the "Company"), Roseworth Group, Ltd., having an address at c/o Dr. Batliner & Partners, Aeuestrasse 74, FI-9490, Vaduz, Lichtenstein (the "Investor"), and Epstein Becker & Green, P.C., having an address at 250 Park Avenue, New York, NY 10177 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Debenture Purchase Agreement referred to in the first recital.

                              W I T N E S S E T H:

     WHEREAS, the Investor will be purchasing from the Company warrants (the "Warrants") to purchase up to 50,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and one or more Convertible Debentures (collectively, the "Debenture" and together with the Warrants, the "Securities") in the aggregate principal amount of $1,500,000 at the purchase price set forth in the Debenture and Warrant Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Investor and the Company, which will be issued as per the terms contained herein and in the Purchase Agreement;

     WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth by Regulation D promulgated under the Securities Act of 1933, as amended; and

     WHEREAS, the Company and the Investor have requested that the Escrow Agent hold the Purchase Price in escrow until the Escrow Agent has received the certificates representing the Warrants, the Debenture, and certain other closing documents specified herein;

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                           TERMS OF THE INITIAL ESCROW

     1.1 The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of the Securities as contemplated by the Purchase Agreement.

     1.2 At the Closing, upon Escrow Agent's receipt of $970,000 ($1,000,000 of the Purchase Price, less $30,000 of costs payable by the Company to the Investor) into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

     1.3 At the Closing, the Company, upon receipt of said notice, shall deliver to the Escrow Agent the certificates representing the Warrants and a Debenture in the principal amount of $1,000,000 to be issued to the Investor together with:

          (i) the original executed Registration Rights Agreement in the form of Exhibit B to the Purchase Agreement;

          (ii) Instructions to Transfer Agent in the form of Exhibit E to the Purchase Agreement;

          (iii) the original executed opinion of Troop Steuber Pasich Reddick & Tobey, LLP, in the form of Exhibit D to the Purchase Agreement;

          (iv) the original executed Purchase Agreement

     Escrow Agent shall then communicate with the Company to confirm the validity of the issuance of the Warrants and the Debenture. In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Business Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the $970,000, then the Investor shall have the right to demand the return of said sum.

     1.4 At the Closing, once Escrow Agent confirms the validity of the issuance of the Warrants and the Debenture by means of its receipt of a Release Notice in the form attached hereto as EXHIBIT X executed by the Company and the Investor, it shall immediately wire the $970,000 per the written instructions of the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Warrants and Debenture certificates, the Registration Rights Agreement and the opinion of counsel delivered as per instructions from the Investor and to deliver the Instructions to Transfer Agent to the Transfer Agent.

     1.5 Promptly following the Closing, the Company shall deliver to the Escrow Agent a certificate representing a number of shares of Common Stock of the Company issued to the Investor equal to $20,000 divided by the Volume Adjusted Price per share of the Common Stock on the Closing Date, rounded up to the nearest whole share. The Escrow Agent shall then arrange to have such certificate delivered as per instructions from the Investor.

                                    ARTICLE 2

                           TERMS OF THE SECOND ESCROW

     2.1 Within 5 Business Days following the Effective Date, upon Escrow Agent's receipt of $485,000 ($500,000 of the Purchase Price, less $15,000 of costs payable by


                                 EX 10.1 - C-2
the Company to the Investor) into its attorney trustee account, it shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

     2.2 The Company, upon receipt of said notice, shall deliver to the Escrow Agent the certificates representing the Debenture in the principal amount of $500,000 to be issued to the Investor. Escrow Agent shall then communicate with the Company to confirm the validity of the issuance of the Debenture. In the event that the foregoing items are not in the Escrow Agent's possession within three (3) Business Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the $485,000, then the Investor shall have the right to demand the return of said sum.

     2.3 Once Escrow Agent confirms the validity of the issuance of the Debenture by means of its receipt of a Release Notice in the form attached hereto as EXHIBIT X executed by the Company and the Investor, it shall immediately wire the $485,000 per the written instructions of the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Debenture certificate delivered as per instructions from the Investor.

     2.4 Promptly following receipt of the $485,000 per the Company's instructions, the Company shall deliver to the Escrow Agent a certificate representing a number of shares of Common Stock of the Company issued to the Investor equal to $10,000 divided by the Volume Adjusted Price per share of the Common Stock on the Effective Date, rounded up to the nearest whole share. The Escrow Agent shall then arrange to have such certificate delivered as per instructions from the Investor.

                                    ARTICLE 3

                                  MISCELLANEOUS

     3.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

     3.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows:

          (a)  Brilliant Digital Entertainment, Inc.
               6355 Topanga Canyon Blvd., Suite 120
               Woodland Hills, CA 91567
               Attention: Chief Executive Officer
               Telephone: (818) 615-1500
               Facsimile: (818) 615-0995


                                 EX 10.1 - C-3
or to such other person at such other place as the Company shall designate to the Investor in writing;


          (b)   if to Escrow Agent, to
                Epstein Becker & Green, P.C.
                250 Park Avenue
                New York, NY 10177
                Attn: Joseph A. Smith
                Telephone: (212)351-4924
                Facsimile: (212) 661-0989

          (c)   if to the Investor:
                Roseworth Group, Ltd.
                c/o Dr. Batliner & Partners
                Aeuestrasse 74
                FI-9490
                Vaduz, Liechtenstein
                Facsimile: 011-41-75-2360-405

     3.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

     3.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

     3.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

     3.6 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall brought through the American Arbitration Association at the designated locale of New York, New York as is more fully set forth in the Purchase Agreement.

     3.7 The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Investor and the Escrow Agent.


                                 EX 10.1 - C-4

     3.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

     3.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     3.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder.

     3.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor. THE ESCROW AGENT HAS ACTED AS LEGAL COUNSEL FOR THE INVESTOR, AND MAY CONTINUE TO ACT AS LEGAL COUNSEL FOR THE INVESTOR, FROM TIME TO TIME, NOTWITHSTANDING ITS DUTIES AS THE ESCROW AGENT HEREUNDER. THE COMPANY CONSENTS TO THE ESCROW AGENT IN SUCH CAPACITY AS LEGAL COUNSEL FOR THE INVESTOR AND WAIVES ANY CLAIM THAT SUCH REPRESENTATION REPRESENTS A CONFLICT OF INTEREST ON THE PART OF THE ESCROW AGENT. THE COMPANY UNDERSTANDS THAT THE INVESTOR AND THE ESCROW AGENT ARE RELYING EXPLICITLY ON THE FOREGOING PROVISION IN ENTERING INTO THIS ESCROW AGREEMENT.

     3.12 The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Investor. In the event of any such resignation, the Investor and the Company shall appoint a successor Escrow Agent.

     3.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     3.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled


                                 EX 10.1 - C-5
either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State and City of New York in accordance with the applicable procedure therefor.

     3.15 The Company and the Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent.


                                 EX 10.1 - C-6

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of October 29, 1999.



                                   COMPANY:
                                   BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                   By:
                                       -----------------------------------
                                       Michael Ozen
                                       Chief Financial Officer


                                   INVESTOR:
                                   ROSEWORTH GROUP, LTD.



                                   By:
                                       -----------------------------------
                                       Hans Gassner
                                       Director


                                   ESCROW AGENT:
                                   EPSTEIN BECKER & GREEN, P.C.



                                   By:
                                       -----------------------------------
                                       Name:
                                       Title:


                                 EX 10.1 - C-7

                                    EXHIBIT D

October 29, 1999


Roseworth Group, Ltd.
c/o Dr. Batliner & Partners
Aeuestrasse 74
FI-9490
Vaduz, Liechtenstein

     Re: BRILLIANT DIGITAL ENTERTAINMENT, INC.

Ladies and Gentlemen:

     We have acted as counsel for Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), in connection with that certain Debenture and Warrant Purchase Agreement, dated as of October 29, 1999 (the "Purchase Agreement"), between the Company and Roseworth Group, Ltd. (the "Investor"). Pursuant to the Purchase Agreement and subject to the terms and conditions contained therein, the Company has agreed to sell to the Investor and the Investor has agreed to purchase from the Company one or more Convertible Debentures in the aggregate principal amount of $1,500,000 and Warrants to purchase up to 50,000 shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"). The Convertible Debenture is convertible into shares of Common Stock on the terms and subject to the conditions contained in the Convertible Debenture. Unless otherwise defined herein, all capitalized words and phrases defined in the Purchase Agreement shall have the same meanings when used herein.

     This opinion is rendered to you at the request of our client pursuant to
Section 2.1(b)(vii) of the Purchase Agreement.

     In connection with rendering this opinion, we have examined original documents, or copies properly certified or otherwise identified to our satisfaction as being in the form of original documents, of the following:

          (i) The Amended and Restated Certificate of Incorporation of the Company, as currently in effect (the "Certificate");

          (ii) The Amended and Restated Bylaws of the Company, as currently in effect (the "Bylaws");

          (iii) Minutes of meetings and written consents of the Company's Board of Directors made available to us by the Company;

          (iv) A list of all outstanding options, warrants and other Capital Share Equivalents granted by the Company, as set forth in the SEC Documents or otherwise provided to us by the Company;

          (v) An executed copy of the form of certificate evidencing the Common Stock;

          (vi) An executed copy of the Purchase Agreement;

          (vii) An executed copy of the Convertible Debenture in the principal sum of $1,000,000;

          (viii) An executed copy of the Warrants;

          (ix) An executed copy of the Registration Rights Agreement dated as of October 29, 1999 between the Company and the Investor (the "Registration Rights Agreement");

          (x) An executed copy of the Escrow Agreement dated as of October 29, 1999 among the Company, the Investor and Epstein, Becker & Green, P.C., as Escrow Agent (the "Escrow Agreement" and, together with the Purchase Agreement and the Registration Rights Agreement, the "Transaction Agreements");

          (xi) All of the other documents delivered among the parties to the Purchase Agreement at the Closing;

          (xii) An officers' certificate of the Company as to certain factual matters;

          (xiii) All instruments, contracts and other agreements which were filed as exhibits to the SEC Documents, which have been certified to us by the Company as being all of the instruments, contracts and other agreements material to the Company to which the Company is a party or by which any of its properties or assets are bound (the "Material Agreements"); and

          (xiv) The listing agreement between the Company and the American Stock Exchange providing for the listing of the Common Stock on such exchange, as currently in effect.

     In addition, we have examined originals or copies, certified or otherwise identified to our satisfaction, of all such records of the Company, and all such agreements, certificates of public officials, certificates of officers or other representatives of the Company


                                 EX 10.1 - D-2
and others, and such other documents, certificates and records as we have deemed necessary or appropriate as a basis for the opinions set forth herein.

     In our examination, we have assumed, without investigation or inquiry, the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons, the conformity to the originals of all documents submitted to us as copies and the authenticity of such originals, and the due authorization, execution and delivery of all documents, other than the due execution and delivery of the Transaction Agreements by the Company, where due execution and delivery are prerequisites to the effectiveness thereof.

     Whenever any of the phrases "to our knowledge," "based upon our knowledge" or "known to us" appears in this opinion, each of the phrases means that (a) we have relied exclusively on our review of the documents described in paragraphs
(i) through (xiv) above, (b) we have made no examination or investigation of public records (including, without limitation, any plaintiff or defendant indices of any state or federal courts), whether or not such examination or investigation might otherwise be reasonable or prudent, and (c) no attorney who has participated in the preparation of the Transaction Agreements or any of the related agreements or participated in the negotiation and preparation of this opinion and who is currently employed by or is a member of our firm, has any conscious awareness of facts or other information which indicates that the opinions contained herein and qualified by such phrases are untrue. Unless otherwise expressly stated herein, we have not undertaken any independent investigation to determine the existence or non-existence of any factual matters.

     On the basis of the foregoing and in reliance thereon, and on such other matters as we deem relevant under the circumstances, and upon consideration of applicable law, subject to the assumptions, exceptions and qualifications set forth herein, we are of the opinion that as of the date hereof:

     1. The Company is a corporation duly organized, validly existing and in good standing under the Delaware General Corporation Law and has all requisite corporate power and corporate authority to carry on its business and to own, lease and operate its properties and assets as described in the SEC Documents. To our knowledge, the Company does not have any subsidiaries other than The Auctionchannel, Inc., a Delaware corporation, Brilliant Interactive Ideas, Pty. Ltd., a company incorporated in New South Wales, Australia, and Trojan Television, Ltd., a corporation formed under the laws of England and Wales, and does not own more than fifty percent (50%) of the outstanding capital stock of any other business entity other than as disclosed in the SEC Documents. The Company is duly qualified and is in good standing as a foreign corporation to do business in the State of California. For purposes of this opinion, a "subsidiary" of the Company shall mean any corporation, partnership, joint venture, trust


                                 EX 10.1 - D-3
or other entity, a majority of the outstanding voting securities or other ownership interests (as the case may be) of which are owned directly or indirectly by the Company.

     2. The Company has the requisite corporate power and corporate authority to enter into and perform its obligations under the Transaction Agreements, the Convertible Debenture and the Warrants and to issue the Conversion Shares upon conversion of the Convertible Debenture and the Warrant Shares upon exercise of the Warrants. The execution and delivery of the Transaction Agreements, the Convertible Debenture and the Warrants by the Company and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action. Each of the Transaction Agreements has been duly executed and delivered by the Company; the Convertible Debenture and Warrants have been duly executed, issued and delivered by the Company; and each of the Transaction Agreements, the Convertible Debenture and the Warrants constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

     3. The execution and delivery of the Transaction Agreements by the Company and the performance by the Company of its obligations thereunder, including, without limitation, the issuance of the Convertible Debenture and Warrants, do not and will not (i) result in a violation of the Certificate or the By-Laws;
(ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation with respect to any of the Material Agreements; or (iii) result in a violation of any Applicable Laws, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. "Applicable Laws" means the laws, rules and regulations of the United States of America, California and the Delaware General Corporation Law that, in our experience, are normally applicable to transactions of the type contemplated by the Purchase Agreement.

     4. Assuming (i) the accuracy of the representations and warranties of the Company set forth in Article IV of the Purchase Agreement and of the Investor in
Article III of the Purchase Agreement, and (ii) the due performance by the Company and the Investor of their respective covenants and agreements set forth in the Purchase Agreement, the offer, sale and delivery of the Convertible Debenture and the Warrants to the Investor in the manner contemplated in the Purchase Agreement are exempt from the registration requirements contained in
Section 5 of the Securities Act of 1933, as amended, and the qualification requirements under the California Corporate Securities Law of 1968, it being understood that we express no opinion as to any subsequent resale of the Convertible Debenture or the Warrant Shares. When issued in accordance with the


                                 EX 10.1 - D-4

Convertible Debenture and the Transaction Agreements, the Conversion Shares will be duly and validly issued, fully paid and nonassessable. When issued in accordance with the Warrants and the Transaction Agreements, the Warrant Shares will be duly and validly issued, fully paid and nonassessable.

     5. To our knowledge, there are no legal or governmental proceedings pending or threatened against the Company or its subsidiaries, or to which the Company or its subsidiaries or any of their respective properties is subject, that are required to be described in any SEC Document that are not so described as required.

     6. To our knowledge, there are no outstanding Capital Share Equivalents except as described in the SEC Documents, except for the Convertible Debenture and the Warrants, and except for Capital Share Equivalents to purchase up to 350,000 shares of Common Stock.

     7. Assuming the listing of the Conversion Shares and Warrant Shares on the American Stock Exchange, the issuance of the Conversion Shares and Warrant Shares as contemplated by the Convertible Debenture, the Warrants and the Transaction Agreements will not violate the listing agreement between the Company and the American Stock Exchange.

     8. The authorized capital stock of the Company consists of 30,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, $0.001 par value per share.

     Our opinion set forth in paragraph 1 regarding the good standing of the Company under the Delaware General Corporation Law is based solely upon a certificate of good standing issued by the Secretary of State of the State of Delaware, dated March 24, 1999, and an oral bringdown of such good standing from such office as of October 28, 1999.

     Our opinion set forth in paragraph 1 as to the Company's qualification to do business and its good standing as a foreign corporation in the State of California is based solely on a Certificate of Status of Foreign Corporation issued by the Secretary of State of the State of California, dated March 24, 1999, a Certificate of Good Standing issued by the California Franchise Tax Board, dated March 23, 1999, and an oral bringdown of such good standing from such offices as of October 28, 1999.

     As to our opinions set forth in Paragraph 2 above with respect to the enforceability of the Convertible Debenture, the Warrants and the Transaction Agreements against the Company, we do not opine as to, and we have not reviewed or examined:


                                 EX 10.1 - D-5

          (a) any local, municipal, county, district or regional law, statute, order, decree, administrative record, policy, procedure, guideline, rule, requirement, regulation or notice; or

          (b) any policy, procedure, guideline, rule, requirement or regulation that is privileged, confidential, internal, unpublished, or not of public record or widely disseminated at the date of this opinion.

     Our opinions in Paragraph 2 above with respect to the enforceability of the Convertible Debenture, the Warrants and the Transaction Agreements against the Company are further subject to the following qualifications:

               (i) Enforceability may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or the appointment of a receiver or conservator pursuant to state or federal laws;

               (ii) The availability of equitable remedies, specific performance and injunctive relief is subject to the discretion of the court before which any proceeding therefor is brought;

               (iii) The enforceability of certain covenants may be limited to the extent that the court before which any proceeding for the enforcement thereof is brought concludes that such enforcement would be unreasonable, unconscionable or unnecessary for the protection of the parties to such agreement under existing circumstances;

               (iv) Enforcement of certain rights may be unavailable if any of the parties seek to enforce their rights other than in good faith and in a manner in which it is commercially reasonable to do so;

               (v) Rights to indemnity may be limited by applicable laws or the public policy underlying such laws;

               (vi) Waivers of statutes of limitations, notice, jury trial and due process may contravene public policy and statutory and case law, and therefore may be unenforceable;

               (vii) Contractual provisions waiving broadly or vaguely stated rights or unknown future rights, and/or provisions that rights or remedies are not exclusive, that every right and remedy is cumulative and may be exercised in addition to or


                                 EX 10.1 - D-6
together with any other right or remedy or that the election of some particular remedy or remedies does not preclude recourse to one or more others, may be unenforceable; and

               (viii) Enforceability may be subject to or limited by the effect of general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law.

     As to our opinions set forth in Paragraph 3 above, we do not opine as to, and we have not reviewed or examined:

               (i) Any local, municipal, county, district or regional law, statute, order, decree, administrative record, policy, procedure, guideline, rule, requirement, regulation or notice; or

               (ii) Any policy, procedure, guideline, rule, requirement or regulation that is privileged, confidential, internal, unpublished, or not of public record or widely disseminated at the date of this opinion.

     With your consent, we have not opined as to any issues other than those expressly set forth herein. In rendering this opinion, we have reviewed the Report of the Committee on Corporations Regarding Legal Opinions in Business Transactions (1989), prepared by members of the Committee on Corporations of the Business Law Section of the State Bar of California (the "Report"), and intend that the terms used herein have the meaning ascribed to them in the Report. In rendering this opinion, our review has been limited to laws, rules and regulations currently in effect which we believe (based on our experience with similar transactions) should be applicable to those transactions contemplated by the Transaction Agreements, and we have not made any special investigation concerning any other law, rule or regulation.

     We have not been requested to opine, and we have not opined, as to any matters other than those expressly set forth herein. This opinion extends only to questions of the law of the State of California, the Delaware General Corporation Law, and the federal law of the United States of America, and we express no opinion with respect to any other laws or the law of any other jurisdiction. We are attorneys licensed to practice law in the State of California and we do not purport to be experts as to the law of any jurisdiction other than the State of California or the federal law of the United States of America and the Delaware General Corporate Law; accordingly, our opinions extend only to questions of law of such jurisdictions. We note that the Transaction Documents and the Convertible Debenture are, by their terms, governed by New York law. We have, with your consent, assumed for the purposes of giving the opinions set forth herein that the laws of the State of New York are identical to the laws of the State of California.


                                 EX 10.1 - D-7

     This opinion is solely for your benefit in connection with the Transaction Agreements and the transactions contemplated thereby, and this opinion is not to be circulated or quoted or otherwise relied upon by you for any other purposes or by any other person without our prior written consent.


                                     Very truly yours,



                                     TROOP STEUBER PASICH
                                     REDDICK & TOBEY, LLP


                                 EX 10.1 - D-8

                                    EXHIBIT E

                         INSTRUCTIONS TO TRANSFER AGENT

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.


October 29, 1999

U.S. Stock Transfer Corporation
1745 Gardena Avenue, Suite 200
Glendale, California  91204
Attention:  Richard C. Brown

Dear Sirs:

     Reference is made to the Debenture and Warrant Purchase Agreement and all Exhibits thereto (the "Agreement") dated as of October 29, 1999, between Roseworth Group, Ltd. (the "Investor") and Brilliant Digital Entertainment, Inc. (the "Company"). Pursuant to the Agreement, the Company has agreed to issue to the Investor one or more convertible debentures in the aggregate principal amount of $1,500,000 (the "Debentures"), a number of shares of Common Stock issuable at each closing as a fee under the Purchase Agreement not to exceed more than $30,000 worth of shares in the aggregate and has granted warrants (the "Warrants") to purchase up to 50,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at an exercise price of $5.50 per. The Debentures are convertible into shares of the Company's Common Stock. As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock to be issued to the Investor (or a permitted assignee) pursuant to the Agreement upon conversion of the Debentures and exercise of the Warrants. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

1. ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

     Pursuant to the Agreement and the Registration Rights Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investor as a fee, at each Closing upon conversion of the Debentures and upon exercise of the Warrants. The Company will advise the Transfer Agent in writing (and the Transfer Agent will receive an opinion of the Company's counsel in form satisfactory to the Transfer Agent) of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and opinion and shall assume that such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company and such counsel and the Transfer Agent shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following two paragraphs, the Transfer Agent shall deliver to the Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs).

     (a) At any time after the effective date of the applicable registration statement (provided that the Company and the Company's counsel has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, in such names and in such denominations as the Investor may request, provided that in connection with any such event, the Investor (or its permitted assignee) shall confirm in writing to the Transfer Agent that (i) the Investor has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (ii) the Investor confirms to the transfer agent that the Investor has complied with the prospectus delivery requirement.

     (b) In the event a registration statement is not filed by the Company, or for any reason the registration statement which is filed by the Company is not declared effective by the Securities and Exchange Commission, the Investor, or its permitted assignee, or either of their brokers confirms to the Transfer Agent that (i) the Investor has beneficially owned the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investor (or the Trading Day immediately following if such date is not a Trading Day), the Investor will not have sold more than the greater of (a) one percent (1%) of the total number of outstanding shares of Common Stock or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and (iii) the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act; or

     (c) The Investor (or its permitted assignee) shall represent that it is permitted to dispose of such shares of Common Stock without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act.

Any advice, notice, or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of (818) 502-0674.

2. MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

     In connection with either (i) any conversion of the Debentures or (ii) any exercise of the Warrants, pursuant to which the Investor acquires Common Stock, the Transfer Agent shall deliver to the Investor certificates representing Common Stock (with or without the Legend, as appropriate) as promptly as possible upon request of the Company and delivery of an opinion of counsel in form acceptable to the Transfer Agent, and, if the Transfer Agent is able to deliver such Common Stock to the Investor's account pursuant to the DWAC system of the Depository Trust Company, the Transfer Agent shall make delivery pursuant to such system and provide the Investor with confirmation thereof in lieu of such Common Stock certificates.


                                 EX 10.1 - E-2

3. FEES OF TRANSFER AGENT; INDEMNIFICATION

     The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions, other than as a result of the Transfer Agent's gross negligence or willful misconduct.

4. THIRD PARTY BENEFICIARY

     The Company and the Transfer Agent acknowledge and agree that the Investor is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.

                                   BRILLIANT DIGITAL ENTERTAINMENT, INC.



                                   By:
                                       -----------------------------------
                                       Michael Ozen
                                       Chief Financial Officer

AGREED:
U.S. STOCK TRANSFER CORPORATION



By:
    -----------------------------------
    Name:  Richard C. Brown
    Title:  Vice President


                                 EX 10.1 - E-3

                                    EXHIBIT F

THE WARRANT EVIDENCED OR CONSTITUTED HEREBY, AND ALL SHARES OF COMMON STOCK ISSUABLE HEREUNDER, HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE ACT UNLESS EITHER (i) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH DISPOSITION OR (ii) THE SALE OF SUCH SECURITIES IS MADE PURSUANT TO SECURITIES AND EXCHANGE COMMISSION RULE 144.

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

NO. 1                                                           October 29, 1999

THIS CERTIFIES THAT, for value received, Roseworth Group, Ltd., or its permitted registered assigns ("HOLDER"), is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time after the issuance date of this Warrant (the "EFFECTIVE Date"), and before 5:00 p.m. Pacific Time on the Expiration Date (as defined below), to purchase from Brilliant Digital Entertainment, Inc., a Delaware corporation (the "COMPANY"), fifty thousand (50,000) shares of Common Stock of the Company at a price per share of $5.50 (the "PURCHASE PRICE"). Both the number of shares of Common Stock purchasable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein.

1. CERTAIN DEFINITIONS. As used in this Warrant the following terms shall have the following respective meanings:

     1.1 "EXPIRATION DATE" shall mean the date which is eighteen months following the date the shares of Common Stock purchasable upon exercise of this Warrant are first registered for resale under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     1.2 "FAIR MARKET VALUE" of a share of Common Stock as of a particular date shall mean:

          (a) If traded on a securities exchange or the Nasdaq National Market, the Fair Market Value shall be deemed to be the average of the closing prices of the Common Stock of the Company on such exchange or market over the five (5) trading days ending immediately prior to the applicable date of valuation;

          (b) If actively traded overthecounter, the Fair Market Value shall be deemed to be the average of the closing bid prices over the thirty (30)day period ending immediately prior to the applicable date of valuation; and

          (c) If there is no active public market, the Fair Market Value shall be the value thereof, as agreed upon by the Company and the Holder; provided, however, that if the Company and the Holder cannot agree on such value, such value shall be determined by an independent valuation firm experienced in valuing businesses such as the Company and jointly selected in good faith by the Company and the Holder. Fees and expenses of the valuation firm shall be paid for by the Company.

     1.3. "REGISTERED HOLDER" shall mean any Holder in whose name this Warrant is registered upon the books and records maintained by the Company.

     1.4. "WARRANT" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefore as provided herein.

     1.5. "COMMON STOCK" shall mean the Common Stock of the Company and any other securities at any time receivable or issuable upon exercise of this Warrant.

2.   EXERCISE OF WARRANT

     2.1. PAYMENT. Subject to compliance with the terms and conditions of this Warrant and applicable securities laws, this Warrant may be exercised, in whole or in part at any time or from time to time, on or before the Expiration Date by the delivery (including, without limitation, delivery by facsimile) of the form of Notice of Exercise attached hereto as EXHIBIT 1 (the "NOTICE OF Exercise"), duly executed by the Holder, at the principal office of the Company, and as soon as practicable after such date, surrendering

          (a)  this Warrant at the principal office of the Company, and

          (b) payment, (i) in cash (by check) or by wire transfer, (ii) by cancellation by the Holder of indebtedness of the Company to the Holder; or (iii) by a combination of (i) and (ii), of an amount equal to the product obtained by multiplying the number of shares of Common Stock being purchased upon such exercise by the then effective Purchase Price (the "EXERCISE AMOUNT").

     2.2. STOCK CERTIFICATES; FRACTIONAL SHARES. As soon as practicable on or after the date of any exercise of this Warrant, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share equal to such fraction of the current Fair Market Value of one whole share of Common Stock as of such date of exercise. No fractional shares or scrip representing fractional shares shall be issued upon an exercise of this Warrant.

     2.3. PARTIAL EXERCISE; EFFECTIVE DATE OF EXERCISE. In case of any partial exercise of this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall


                                  EX 10.1 - F-2
          execute and deliver a new Warrant of like tenor and date for the balance of the shares of Common Stock purchasable hereunder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above. The person entitled to receive the shares of Common Stock issuable upon exercise of this Warrant shall be treated for all purposes as the holder of record of such shares as of the close of business on the date the Holder is deemed to have exercised this Warrant.

     2.4. VESTING. The warrants shall vest fully upon issuance.

3. VALID ISSUANCE: TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's reasonable satisfaction that no tax or other charge is due.

4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property receivable or issuable upon exercise of this Warrant) and the Purchase Price are subject to adjustment upon occurrence of the following events:

     4.1. ADJUSTMENT FOR STOCK SPLITS, STOCK SUBDIVISIONS OR COMBINATIONS OF Shares. The Purchase Price of this Warrant shall be proportionally decreased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally increased to reflect any stock split or subdivision of the Company's Common Stock. The Purchase Price of this Warrant shall be proportionally increased and the number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall be proportionally decreased to reflect any combination of the Company's Common Stock.

     4.2. ADJUSTMENT FOR DIVIDENDS OR DISTRIBUTIONS OF STOCK OR OTHER SECURITIES OR PROPERTY. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (a) securities of the Company or (b) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the Holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the


                                  EX 10.1 - F-3
          shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefore, the securities or such other assets of the Company to which such Holder would have been entitled upon such date if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such additional securities or other assets distributed with respect to such shares as aforesaid during such period giving effect to all adjustments called for by this Section 4.

     4.3. RECLASSIFICATION. If the Company, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Purchase Price therefore shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4. No adjustment shall be made pursuant to this
          Section 4.3 upon any conversion or redemption of the Common Stock which is the subject of Section 4.5.

     4.4. ADJUSTMENT FOR CAPITAL REORGANIZATION, MERGER OR CONSOLIDATION. In case of any capital reorganization of the capital stock of the Company (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or any merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all the assets of the Company then, and in each such case, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Purchase Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 4. The foregoing provisions of this Section 4.4 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the pershare consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in


                                  EX 10.1 - F-4
          the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     4.5. CONVERSION OF COMMON STOCK. In case all or any portion of the authorized and outstanding shares of Common Stock of the Company are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the Holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "TERMINATION DATE"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Purchase Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Purchase Price of the maximum number of shares of Common Stock for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of shares of Common Stock of the Company for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

5. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment in the Purchase Price, or number or type of shares issuable upon exercise of this Warrant, the Chief Financial Officer or Controller of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Purchase Price. The Company shall promptly send (by facsimile and by either first class mail, postage prepaid or overnight delivery) a copy of each such certificate to the Holder.

6. LOSS OR MUTILATION. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor as the lost, stolen, destroyed or mutilated Warrant.

7. RESERVATION OF COMMON STOCK. The Company hereby covenants that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant and, from time to time, will


                                  EX 10.1 - F-5
     take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws. Issuance of this Warrant shall constitute full authority to the Company's Officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

8. TRANSFER AND EXCHANGE. Subject to the terms and conditions of this Warrant and compliance with all applicable securities laws, this Warrant and all rights hereunder may be transferred to any Registered Holder's parent, subsidiary or affiliate, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner for all purposes.

9. RESTRICTIONS ON TRANSFER. The Holder, by acceptance hereof, agrees that, absent an effective registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act covering the disposition or sale of this Warrant or the Common Stock issued or issuable upon exercise hereof, as the case may be, and registration or qualification under applicable state securities laws, such Holder will not sell, transfer, pledge, or hypothecate any or all of this Warrant or such Common Stock, as the case may be, unless either (i) the Company has received an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that such registration is not required in connection with such disposition or (ii) the sale of such securities is made pursuant to SEC Rule 144.

10. COMPLIANCE WITH SECURITIES LAWS. By acceptance of this Warrant, the Holder hereby represents, warrants and covenants that any shares of stock purchased upon exercise of this Warrant shall be acquired for investment only and not with a view to, or for sale in connection with, any distribution thereof; that the Holder has had such opportunity as such Holder has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Holder to evaluate the merits and risks of its investment in the Company; that the Holder is able to bear the economic risk


                                  EX 10.1 - F-6
     of holding such shares as may be acquired pursuant to the exercise of this Warrant for an indefinite period; that the Holder understands that the shares of stock acquired pursuant to the exercise of this Warrant will not be registered under the 1933 Act (unless otherwise required pursuant to exercise by the Holder of the registration rights, if any, granted to the Registered Holder) and will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and that the exemption from registration under Rule 144 will not be available for at least one (1) year from the date of exercise of this Warrant, and even then will not be available unless a public market then exists for the stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are complied with; and that all stock certificates representing shares of stock issued to the Holder upon exercise of this Warrant or upon conversion of such shares may have affixed thereto a legend substantially in the following form:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

11. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by such Holder to purchase Common Stock by exercise of this Warrant or Common Stock upon conversion thereof, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder hereof shall cause such Holder hereof to be a stockholder of the Company for any purpose.

12. NOTICES. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by facsimile at the address and number set forth below; (c) three business days after deposit in the U.S. mail with first class or certified mail receipt requested postage prepaid and addressed to the other party as set forth below; or (d) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with nextbusinessday delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.


                                  EX 10.1 - F-7

     To Holder:                            To the Company:

     ROSEWORTH GROUP, LTD.                 BRILLIANT DIGITAL ENTERTAINMENT, INC.
     Aeustrasse 74, FI9490                 6355 Topanga Canyon Blvd., Suite 120
     Vaduz, Liechtenstein                  Los Angeles, CA 91367
     Attn:  Dr. Batliner & Partners        Attn: Chief Financial Officer
     Fax Number: 01141752360405            Fax Number:  (818) 7120810

     With a copy to:

     Curzon Capital Corp.
     48 8th Avenue, Suite 142
     New York, New York  10014
     Attn:  Thomas Badian
     Facsimile:  (212) 2140440

     Each person making a communication hereunder by facsimile shall promptly confirm by telephone to the person to whom such communication was addressed each communication made by it by facsimile pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 12 by giving the other party written notice of the new address in the manner set forth above.

13. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

14. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

15. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefore upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon exercise of this Warrant.

16.  NOTICES OF RECORD DATE. In case:


                                  EX 10.1 - F-8

     16.1. the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant), for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right; or

     16.2. of any consolidation or merger of the Company with or into another corporation, any capital reorganization of the Company, any reclassification of the Capital Stock of the Company, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

     16.3. of any voluntary dissolution, liquidation or winding-up of the Company; or

     16.4. of any redemption or conversion of all outstanding Common Stock;

     then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, windingup, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock or (such stock or securities as at the time are receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Common Stock (or such other stock or securities), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or windingup. Such notice shall be delivered at least thirty
     (30) days prior to the date therein specified.

17. SEVERABILITY. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

18. COUNTERPARTS. For the convenience of the parties, any number of counterparts of this Warrant may be executed by the parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original instrument.

19. REGISTRATION RIGHTS. All shares of Common Stock issuable upon exercise of this Warrant shall be "REGISTRABLE SECURITIES" or such other definition of securities entitled to registration rights pursuant to that certain Registration Rights Agreement, dated as of the date hereof, between the Holder and the Company.


                                  EX 10.1 - F-9

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Effective Date.

Roseworth Group, Ltd.                   Brilliant Digital Entertainment, Inc.


-----------------------------------     -------------------------------------
By                                      By

Hans Gassner                            Michael Ozen
-----------------------------------     -------------------------------------
Printed Name                            Printed Name

Director                                Chief Financial Officer
-----------------------------------     -------------------------------------
Title                                   Title



               SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK


                                 EX 10.1 - F-10

                                    EXHIBIT 1

                               NOTICE OF EXERCISE

                    (To be executed upon exercise of Warrant)

Brilliant Digital Entertainment, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, the securities Brilliant Digital Entertainment, Inc., as provided for therein, and tenders herewith payment of the exercise price in full in the form of cash or a certified or official bank check in sameday funds in the amount of $____________ for _________ of such securities.

Please issue a certificate or certificates for such securities in the name of, and pay any cash for any fractional share to (please print name, address and social security number):

Name:     ____________________________________________________________________

Address:  ____________________________________________________________________

Signature:____________________________________________________________________

Note: The above signature should correspond exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher whole number of shares.

                                    EXHIBIT 2

                                   ASSIGNMENT

          (To be executed only upon assignment of Warrant Certificate)

For value received, hereby sells, assigns and transfers unto __________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:



 NAME(S) OF ASSIGNEE(S)              ADDRESS                  # OF WARRANTS

-----------------------     ---------------------------       -------------

-----------------------     ---------------------------       -------------

-----------------------     ---------------------------       -------------

-----------------------     ---------------------------       -------------

-----------------------     ---------------------------       -------------


And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants registered by said Warrant Certificate.

               _____________________________________________________________

Dated:         _____________________________________________________________

Signature:     _____________________________________________________________

Notice: The signature to the foregoing Assignment must correspond to the name as written upon the face of this security in every particular, without alteration or any change whatsoever; signature(s) must be guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Securities and Exchange Commission Rule 17Ad-15.